CARLYLE - XII - EXHIBIT E


                                                   Loan No. 166136
                                                   Permian Mall
                                                   Odessa, Texas
                                                   ---------------

AFTER RECORDING, PLEASE RETURN TO:
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Kenneth F. Plifka, Esquire
Stutzman & Bromberg,
A Professional Corporation
2323 Bryan Street
Suite 2200
Dallas, Texas  75201

               SUBSTITUTE TRUSTEE'S DEED AND BILL OF SALE
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THE STATE OF TEXAS     )
                       )     KNOW ALL MEN BY THESE PRESENTS:
COUNTRY OF ECTOR       )

      WHEREAS, pursuant to that certain deed of trust, mortgage and security agreement dated May 5, 1980, executed by Permian Mall ("PERMIAN MALL") to Warren D. Smith, Jr., trustee ("TRUSTEE") for the benefit of Massachusetts Mutual Life Insurance Company ("LENDER"), recorded in Volume 604, Page 246, Deed of Trust
Records, Ector County, Texas, as amended or otherwise affected by that certain (i) Second Disbursement Agreement ( the "DISBURSEMENT
AGREEMENT") dated February 27, 1981, executed by Lender and Permian Mall and recorded under Document No. 3824, Deed Records, Ector County, Texas; and (ii) Modification Agreement, Partial Release and Consent (the "MODIFICATION AGREEMENT") dated April 2, 1985, executed by Lender and CP Permian Partners ("CP PERMIAN") and recorded in Volume 766, Page 64, Deed of Trust Records, Ector County, Texas (such deed of trust, mortgage and security agreement, as so amended or other wise affected, is hereinafter referred to as the "DEED OF TRUST" and Permian Mall and CP Permian are sometimes collectively referred to as "BORROWER"), Borrower conveyed to Trustee certain real property, together with all appurtenances thereto, and improvements thereon (such real property, appurtenances and improvements being collectively referred to as the "REAL PROPERTY") located in Ector County, Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes and granted Lender a security interest in that certain personal property (the "PERSONAL PROPERTY") situated on or related to the Real Property, more particularly described on EXHIBIT B attached hereto and made a part hereof for all purposes (the Real Property, the Personal Property and any and all of Borrower's rights, titles and interests in any other property, real or personal, as described in, or otherwise included as collateral under, the Deed of Trust or any instrument related thereto are collectively referred to as the "PROPERTY") to secure the payment of that certain promissory note dated May 5, 1980, executed by Permian Mall and payable to Lender's order in the original principal amount of $27,500,000, as amended or otherwise affected by the Disbursement Agreement and the Modification Agreement (such promissory note, as so amended or otherwise affected, is hereinafter referred to as the "NOTE");

      WHEREAS, Lender is the current owner and holder of the Note and the beneficiary under the Deed of Trust, and the undersigned was appointed as substitute trustee in the place and stead of Trustee, said appointment being in the manner authorized by the Deed of Trust;

      WHEREAS, the indebtedness evidenced by the Note is now due and Lender has requested the undersigned, the duly appointed substitute trustee under the Deed of Trust, to enforce the trust and sell the Property pursuant to and in accordance with the provisions of the Deed of Trust and the laws of the State of Texas;

      WHEREAS, the undersigned, at the request of Lender, did cause (i) to be posted, for at least twenty-one (21) consecutive days prior to the day of sale at the courthouse door, Ector County, Texas, and (ii) to be filed, for at least twenty-one(21) consecutive days prior to the day of sale, with the County Clerk of Ector County, Texas, written notice that the Property would be sold pursuant to the Deed of Trust, in public vendue to the highest bidder for cash at the area designated by the Commissioners Court where sales are to take place in Ector County, Texas beginning no later than three (3) hours following 10:00 o'clock a.m., on April 2, 1996, the first Tuesday of April, 1996;

      WHEREAS, the undersigned, at the request of Lender, did cause written notice of the proposed sale to be served by certified mail, return receipt requested, on Borrower and every other party obligated to pay the indebtedness evidenced by the Note according to the records of Lender, at least twenty-one (21) days preceding the date of sale, such service having been completed by deposit of the notice enclosed in a prepaid wrapper, properly addressed to each such party at the most recent address of such party as shown by the records of Lender in a post office or official depository under the care and custody of the United States Postal Service;

      WHEREAS, the undersigned on April 2, 1996, at approximately 10:00 o'clock a.m., pursuant to the powers under the Deed of Trust vested in the undersigned did cause the Property to be sold at public vendue in the manner required by and as provided in and under the Deed of Trust and by law; and

      WHEREAS, the undersigned offered the Property for sale for an all-cash price, and in response to that offer, the undersigned sold the Property to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("GRANTEE") the best and highest bidder at such sale for the sum of TEN AND NO/100 DOLLARS ($10.00 and other good and valuable consideration (the BID").

      NOW, THEREFORE, in consideration of the premises set forth above and the payment of the Bid, the receipt of which is hereby acknowledged, the undersigned, by virtue of the authority vested in the undersigned under the Deed of Trust, has GRANTED, BARGAINED, SOLD, CONVEYED, CONFIRMED and SET OVER and by this Substitute Trustee's Deed and Bill of Sale does hereby GRANT, BARGAIN, SELL, CONVEY, CONFIRM AND SET OVER unto Grantee, and its legal representative, successors and assigns, the Property, it being expressly understood that the undersigned has made no independent investigation or inquiry concerning the same and does not hereby make any covenant, representation or warranty concerning the same, except on behalf of Borrower as hereinafter provided.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its legal representatives, successors and assigns forever; and the undersigned does hereby bind Borrower and its successors to WARRANT and FOREVER DEFEND, all and singular, the property unto Grantee, and its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

      This Substitute Trustee's Deed and Bill of Sale covers both the Real Property and the Personal Property, and the Personal Property has been sold to the maximum degree permitted by law, including, without limitation,
Section 9.501(d) of the Texas Uniform Commercial Code.

      The mailing address of the Grantee hereunder is:

      -----------------------------------------------
      Massachusetts Mutual Life
      Insurance Company
      Springfield, Massachusetts 01111-0001

      IN WITNESS WHEREOF, this Substitute Trustee's Deed and Bill of Sale has been executed by the undersigned in her capacity as substitute trustee, and in accordance with and under and pursuant to the provisions, powers an authorities set forth in the Deed of Trust, on this 2nd day of April, 1996.

                                        Christine M. Savage
                                        ----------------------------
                                        Christine M. Savage,
                                        Substitute Trustee
STATE OF TEXAS    )
                  )
COUNTY OF ECTOR   )

      This instrument was acknowledged before me on April 2, 1996 by Christine M. Savage, Substitute Trustee.

                                        Cynthia L. Jeffery
                                        ---------------------------
                                        Notary Public in and for
                                        the State of Texas

Cynthia L. Jeffery
Notary Public, State of Texas
My Commission Expires 01/21/96

My Commission Expires:                  Cynthia L. Jeffery
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                                        Printed Name of Notary